Acquisition	6 Months Ended
Mar. 31, 2026
Acquisition [Abstract]
ACQUISITION

Note 4 — ACQUISITION

On April 10, 2023, the Company entered into a Share Purchase Agreement (“Wenzhou SPA”) to purchase 100% equity interest of Zhejiang Oulong from a third party and Ms. Zhao Dongfang, a small shareholder of the Company. Pursuant to the Wenzhou SPA, the total consideration was $5,000,000 to be paid in three installments. On March 1, 2024, all parties agreed to amend the consideration to $6,068,268 (RMB43,200,000). As of September 30, 2025, the Company had paid $5,860,534 (RMB41,721,142) in total. On July 15, 2026, all parties agreed to extend the due date for the remaining balance to December 30, 2026. The transaction was closed on July 30, 2025. Also, a balance of $5,619 (RMB40,000) due to Zhejiang Oulong was settled in the acquisition and accounted towards the consideration.

The following table summarizes the fair value of the identifiable assets and liabilities acquired:

Amount
Total consideration for step acquisition	$6,062,649

Assets acquired and liabilities assumed:
Cash acquired	628
Other current assets	281,971
Property and equipment, net	1,559,862
Intangible assets, net	785,223
Current liabilities	(289,799)
Deferred tax liabilities	(234,070)
Total net assets acquired	2,103,815
Goodwill	$3,958,834

The intangible assets are mainly attributable to customized technology for water transportation equipment, which are amortized over 10 years.